                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 1999


                                True North Communications Inc.
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                         1-5029                 36-1088161
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
      of incorporation)                                      Identification No.)


101 East Erie Street, Chicago, Illinois                               60611-2897
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (312) 425-6500


                                       (Not Applicable)
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

     On March 3, 1999, the Registrant issued a release in the form attached to this Report as Exhibit 99.1.

     On March 10, 1999, the Registrant issued a release in the form attached to this Report as Exhibit 99.2.

     On March 11, 1999, the Registrant issued a release in the form attached to this Report as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

99.1  Press Release dated March 3, 1999.

99.2  Press Release dated March 10, 1999.

99.3  Press Release dated March 11, 1999.

                                       2
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRUE NORTH COMMUNICATIONS INC.



                                      By:    /s/  Dale F. Perona
                                             -----------------------------------
                                      Name:  Dale F. Perona
                                      Title: Senior Vice President and Secretary

Date:  March 11, 1999

                                       3
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                            EXHIBIT INDEX
                            -------------

Exhibit No.                Description
99.1                       Press Release dated March 3, 1999.

99.2                       Press Release dated March 10, 1999.

99.3                       Press Release dated March 11, 1999.